                        EAI SELECT MANAGERS EQUITY FUND
                      STATEMENT OF ADDITIONAL INFORMATION
                                APRIL 30, 1997
                         As Amended September 2, 1997

       200 Connecticut Avenue, Suite 700, Norwalk, Connecticut 06854-1958
                                 (203) 855-2200

                      Shareholder Services (800) 798-8055

     This Statement of Additional Information relates to EAI Select Managers Equity Fund (the "Fund"). This Statement of Additional Information is not a prospectus; it should be read in conjunction with the Prospectus of the Fund dated April 30, 1997, copies of which may be obtained without charge by contacting EAI Securities Inc. at 200 Connecticut Avenue, Suite 700, Norwalk, Connecticut 06854-1958, (203) 855-2200.

     This Statement of Additional Information is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

                               TABLE OF CONTENTS


INVESTMENT RESTRICTIONS AND OPERATING POLICIES..................     1

PORTFOLIO TURNOVER..............................................     3

TRUSTEES AND OFFICERS...........................................     3

CONTROL OF THE FUND ............................................     7

INVESTMENT ADVISORY AND OTHER SERVICES..........................     8

TRANSACTIONS IN PORTFOLIO SECURITIES............................    13

SHARES OF THE FUND..............................................    15

PURCHASE AND PRICING............................................    15

FEDERAL INCOME TAX STATUS.......................................    16

PERFORMANCE DATA................................................    19

FINANCIAL STATEMENTS............................................    20

                 INVESTMENT RESTRICTIONS AND OPERATING POLICIES

     Except as described below, the following investment restrictions are fundamental and may not be changed without the approval of a majority of the outstanding voting securities of the Fund, as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund may not:

     1. Invest in securities of any one issuer (other than securities issued by the U.S. Government, its agencies and instrumentalities), if immediately after and as a result of such investment the current market value of the holdings of its securities of such issuer exceeds 5% of its total assets.

     2. Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States Government, its agencies and instrumentalities). Such concentration may occur incidentally as a result of changes in the market value of portfolio securities, but such concentration may not result from investment. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this restriction. (Unless otherwise provided, for purposes of this restriction, the term "industry" shall be defined by reference to the Securities and Exchange Commission ("SEC") Industry Codes set forth in the Directory of Companies Required to File Annual
                                ----------------------------------------------
Reports with the Securities and Exchange Commission.)
---------------------------------------------------

     3. Acquire more than 10% of the outstanding voting securities of any one issuer.

     4. Borrow amounts in excess of 33 1/3% of its total assets taken at cost or at market value, whichever is lower. It may borrow only from banks as a temporary measure for extraordinary or emergency purposes. It will not mortgage, pledge or in any other manner transfer any of its assets as security for any indebtedness.

     5. Invest more than 15% of the value of its net assets in illiquid instruments including, but not limited to, securities for which there are no readily available market quotations, dealer (OTC) options, assets used to cover dealer options written by it, repurchase agreements which mature in more than 7 days, variable rate industrial development bonds which are not redeemable on 7 days demand and investments in time deposits which are non-negotiable and/or which impose a penalty for early withdrawal.

     6. Invest in companies for the purpose of exercising control or management.

     7. Purchase or sell real estate; provided, however, that it may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     8. Purchase or sell physical commodities, except that the Fund may purchase or sell options and futures contracts thereon (subject to Board of Trustees approval).

     9.   Engage in the business of underwriting securities issued by others.

     10. Participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of any Subadviser in order to save brokerage costs or to average prices shall not be considered a joint securities trading account.

     11. Make loans to any person or firm; provided, however, that the making of a loan shall not be construed to include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government entity which are publicly distributed or of a type customarily purchased by institutional investors (which are debt securities, generally rated not less than Baa by Moody's or BBB by Standard and Poor's (although convertible securities may have lower ratings), privately issued and purchased by such entities as banks, insurance companies and investment companies), or (ii) the entry into "repurchase agreements."

     12. Purchase the securities of other investment companies except where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than (a) 3% of such company's total outstanding voting stock is owned by the Fund, (b) 5% of the Fund's total assets, taken at market value, would be invested in any one such company or (c) 10% of the Fund's total assets, taken at market value, would be invested in all such securities (except for mergers of investment companies).

     13. Purchase from or sell portfolio securities to its officers, Trustees or other "interested persons" (as defined in the 1940 Act) of the Fund, including the Subadvisers and their affiliates, except as permitted by the 1940 Act and except for the purchase of the Fund's initial assets from certain investors in The EAI Small Managers Equity Fund Trust.

     14. Purchase or retain the securities of an issuer if, to the Fund's knowledge, one or more of the Trustees or officers of the Fund, or the Manager or a Subadviser or their directors or officers, individually own beneficially more than 1/2 of 1% of the securities of such issuer and together own beneficially more than 5% of such securities.

     15.  Issue senior securities.

     16. Invest more than 35% of its total assets in securities which are not equity securities; provided, however, that the Fund may at times for defensive purposes temporarily place all or a portion of its assets in cash, short-term commercial paper, U.S. Government securities, high quality debt securities and obligations of banks when, in the judgment of the Manager or a Subadviser, such investments are appropriate in light of economic or market conditions.

     In addition to the foregoing investment restrictions which may not be changed without Shareholder approval, the Fund is subject to the following operating policies which may be amended by the Fund's Board of Trustees (the "Trustees"). Pursuant to these operating policies, the Fund may not:

     1.   Invest in real estate limited partnership interests.

     2.   Invest in oil, gas or mineral leases.

     3. Invest more than 5% of its net assets in warrants or rights, valued at the lower of cost or market, or invest more than 2% of its net assets in warrants or rights (valued on the same basis) which are not listed on the New York or American Stock Exchanges.

     4.   Purchase or sell a futures contract or an option thereon.

     5. Purchase securities on margin, except for such short-term credits as are necessary for clearance of portfolio transactions.

     6.   Effect short sales of securities.

     7.   Purchase or sell put or call options.

     8.   Purchase or sell mortgage-backed debt securities.

     9. Borrow cash in amounts in excess of 5% of its total assets taken at cost or at market value, whichever is lower, except for temporary purposes.

                               PORTFOLIO TURNOVER

     Generally, the Fund purchases securities for investment purposes and not for short-term trading profits. However, the Fund expects to engage in a substantial number of portfolio transactions and may dispose of securities without regard to the timing of such a disposition if, for defensive or other purposes, such a disposition is, in the opinion of the Subadvisers, in the best interest of the Fund. It is estimated that the Fund's portfolio turnover rate will not exceed 200% in any year.

                             TRUSTEES AND OFFICERS

     The Fund is governed by the Trustees, who make broad policy decisions and exercise general supervision over the operation of the Fund. The Trustees and officers of the Fund, their addresses, positions with the Fund, ages and principal occupations during the past five years are listed below.

Name, Address              Position with    Principal Occupation During
and Age                    Fund             Past Five Years
-------                    ----             ---------------

Phillip N. Maisano*+#      Trustee and      Chief Executive Officer and
200 Connecticut Avenue,    President        President, Evaluation Associates,
 Suite 700                                  Inc., an investment consulting and
Norwalk, CT 06854-1958                      management company (1990-1991);
49 years of age                             Chief Executive Officer, President
                                            and Director of Evaluation
                                            Associates Holding Corporation
                                            ("Holding"), which is the general
                                            partner of EAI Partners, L.P., an
                                            investment consulting and management
                                            company and parent of the Manager,
                                            as defined below (the "Parent");
                                            Vice Chairman, Chief Executive
                                            Officer and Director of Evaluation
                                            Associates Capital Markets,
                                            Incorporated (the "Manager"), an
                                            investment management and consulting
                                            company and investment adviser to
                                            the Fund; Chairman and Director of
                                            EAI Securities Inc. (the
                                            "Distributor"), a registered
                                            broker/dealer and the distributor
                                            for the Fund.


Keith Stransky*            Trustee and      Senior Vice President, Evaluation
200 Connecticut Avenue,    Senior Vice      Associates, Inc. (1990-1991);
Suite 700                  President        Senior Vice President of Holding;
Norwalk, CT  06854-1958                     Executive Vice President of the
45 years of age                             Manager.


Charles Collard@           Trustee          Vice President, Airline Claim,
51 JFK Parkway                              Associated Aviation Underwriters,
Short Hills, NJ 07078                       an aviation insurance company.
63 years of age


Neal Jewell@               Trustee          Director of Overseas Pensions, AIG,
355 Thornridge Drive                        a global financial services company
Stamford, CT 06903                          (1990-1991); Executive Vice
62 years of age                             President, AIGAM,a division of AIG
                                            and a registered investment advisor
                                            (1991-1994); retired/part-time
                                            independent consultant; Trustee of
                                            Diversified Investment Portfolios.

James Schuppenhauer+@      Trustee          Associate Vice President Auxiliary
Belmont Abbey College                       Services, Old Dominion University
100 Belmont Mt. Holly                       (1978-1992); Vice President
 Road                                       Administration and Finance, Belmont
Belmont, NC 28012                           Abbey College.
53 years of age


William C. Crerend         Vice President   Lawyer with Hughes Hubbard & Reed
200 Connecticut Avenue                      (1988-1993); Self-employed as
Suite 700                                   Consultant (1993-1994); Consultant
Norwalk, CT 06854-1958                      for the Manager (1994); Senior
34 years of age                             Vice President and General Counsel
                                            of the Manager; Vice President and
                                            General Counsel of the Parent;
                                            Senior Vice President and General
                                            Counsel of and Agent for the
                                            Distributor.


Peter Gwiazdowski          Treasurer        Employed in Corporate Treasury and
200 Connecticut Avenue                      Corporate Accounting by FKI
Suite 700                                   Industries, Inc. (1978-1993);
Norwalk, CT  06854-1958                     Self-employed as Certified Public
43 years of age                             Accountant (1993-1994); Employed
                                            in Corporate Treasury by Dunhill
                                            Temporary Systems (1994); Vice
                                            President and Treasurer of the
                                            Manager.


Elke Bartel                Secretary        Secretary of the Manager and the
200 Connecticut Avenue                      Distributor; Senior Vice President,
Suite 700                                   Secretary and Treasurer of the
Norwalk, CT 06854-1958                      Parent.
54 years of age


Thaddeus M. Leszczynski    Assistant        Vice President and Secretary of
99 Park Avenue             Secretary        funds advised by Van Eck Associates
New York, NY 10016                          Corporation and officer of a fund
50 years of age                             administered by Van Eck Associates
                                            Corporation; Vice President and
                                            General Counsel of Van Eck
                                            Associates Corporation and Van Eck
                                            Securities Corporation.


----------
*  An "interested person" as defined in the 1940 Act.
+ Member of the Executive Committee - under the Fund's By-laws, has the authority to conduct the current and ordinary business of the Fund while the Board of Trustees is not in session.
#  Member of the Nominating Committee.
@ Member of the Audit Committee - reviews fees, services, procedures, conclusions and recommendations of independent auditors.

     The Trustees of the Fund who are not "interested" persons of the Fund (as defined in the 1940 Act) each receive an annual retainer of $5,000. During the period from January 2, 1996 (commencement of operations) through December 31, 1996, no Trustee or executive officer of the Fund or any affiliated person of the Fund received annual compensation from the Fund in excess of $60,000.

Name of Person,   Aggregate       Pension or        Estimated        Total
 Position        Compensation     Retirement         Annual       Compensation
                From the Fund   Benefits Accrued  Benefits Upon  From the Fund
                                 as Part of Fund    Retirement      and Fund
                                   Expenses                       Complex Paid
                                                                  to Trustees

P.N. Maisano         $0                $0              $0              $0
Trustee and
President

K. Stransky          $0                $0              $0              $0
Trustee and
Senior Vice
President


Charles Collard  $5,000                $0              $0          $5,000
Trustee

Neal Jewell      $5,000                $0              $0          $5,000
Trustee

James            $5,000                $0              $0          $5,000
Schuppenhauer
Trustee

                              CONTROL OF THE FUND


     As of January 31, 1997, the following persons or entities beneficially owned, directly or indirectly, or through one or more controlled companies, more than 25 percent of the Fund's outstanding shares or otherwise controlled the
Fund:

                                  Percentage of
Name and                          Fund's Shares     State of    Parent of
Address                               Owned       Organization   Entity
--------------------------------  --------------  ------------  ---------

Covington & Burling Retirement         37%             DC          N/A
  Savings Plan
1201 Pennsylvania Avenue NW
P.O. Box 7566
Washington, DC 20044-7566


     As a result of their ownership of the Fund's shares, the shareholder listed above could effectively control the outcome of a shareholder vote for the Fund. The impact of this control is significantly lessened, however, because the Fund does not expect to hold annual shareholders' meetings and because the Manager, subject to the oversight of the Trustees, and not the shareholders, is responsible for the selection and supervision of the Fund's Subadvisers (as defined below). As noted in the Prospectus, however, the Trustees of the Fund are required to call a special meeting of the shareholders of the Fund upon written request of the holders of at least 10% of the outstanding shares of the Fund, and the shareholders may terminate the Manager or any Subadviser at such a meeting.

     As of January 31, 1997, the following persons or entities owned, beneficially or of record, 5 percent or more the Fund's outstanding shares:


                                             PERCENTAGE
                                               FUND'S        OWNED OF RECORD,
                                            SHARES OWNED   BENEFICIALLY OR BOTH
           NAME & ADDRESS                   -------------  ---------------------
           --------------

Covington & Burling Retirement Savings Plan      37%      Owned of Record and
1201 Pennsylvania Avenue NW                                Beneficially
P.O. Box 7566
Washington, DC 20044-7566

Retirement Plan for Partners and Employees of    11%      Owned of Record and
Day, Berry & Howard                                        Beneficially
CityPlace
Hartford, CT 06103

Friendly Ice Cream Corp Employee Savings &       9%        Owned of Record and
Investment Plan                                            Beneficially
1855 Boston Rd.
Wilbraham, MA 01095-1002

Evaluation Associates 401K Plan                  7%        Owned of Record and
200 Connecticut Avenue                                     Beneficially
Norwalk, CT 06854-1940

Harding Service Corporation et al Profit         7%        Owned of Record and
Sharing Plan & Trust                                       Beneficially
330 South Street
P.O. Box 1975
Morristown, NJ 07962-1975

Institute of Ecosystem Studies                   5%        Owned of Record
Box AB, Route 144A
Millbrook, NY 12545-0129

     All Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund as of January 31, 1997. Keith Stransky, a Trustee and officer of the Fund, is Chairman of the Evaluation Associates, Inc. 401(k) Plan and Elke Bartel, an officer of the Fund, is a trustee of the Plan.

                     INVESTMENT ADVISORY AND OTHER SERVICES

General
-------

     The Fund is governed by the Trustees, who are generally responsible for the broad supervision and overall direction of the Fund. The Fund has engaged the Manager, Evaluation Associates Capital Markets, Incorporated, 200 Connecticut Avenue, Suite 700, Norwalk, Connecticut 06854, as the investment adviser and administrative manager of the Fund. The assets of the Fund are managed by asset managers (the "Subadvisers"), who are selected by the Manager, subject to the oversight of the Trustees. The Manager also handles the day-to-day administration of the Fund, which function has, in part, been contracted out to a third party administrator, as discussed herein.

     The Manager selects the Subadvisers and allocates assets of the Fund to the Subadvisers based on its continuing qualitative and quantitative assessment of the Subadvisers' skills in managing assets. Unlike many other mutual funds, the Fund does not depend upon the talents of one investment adviser. Rather, the Manager selects multiple portfolio managers to manage the assets of the Fund and allocates the assets among those managers, thereby achieving a diversity in expertise and investment style that would not be possible if the Fund had only one investment manager.

     The Manager, the Parent and their predecessors together have more than twenty years of experience in evaluating investment advisers for individual and institutional investors.

     The Manager allocates the assets of the Fund to the specific Subadvisers. Each Subadviser has discretion, subject to oversight by the Board of Trustees and the Manager, to purchase and sell portfolio assets consistent with the objectives and policies set forth in its particular sub-advisory agreement (the "Sub-advisory Agreement") and established for it by the Manager. The Manager is paid a management fee by the Fund for its services, and a certain portion of that management fee (as set forth below) is forwarded to the Subadvisers as compensation for their services.

     While the Subadvisers are required to make investment decisions for the Fund independent of any decisions being made for their other clients, the Subadvisers are likely at times to make similar investment decisions for both the Fund and their other clients. When a Subadviser makes simultaneous purchases or sales of securities for both the Fund and one or more of its other clients, the transactions are, to the extent practicable, averaged as to price and allocated as to amount between the Fund and the other clients. In some cases, this averaging and allocation could have a detrimental effect on the price or volume of a security in a particular transaction as far as the Fund is concerned, but the Trustees believe that, over time, the ability of the Fund to participate in large volume transactions should be advantageous to the Fund.

     None of the Subadvisers provide any services to the Fund other than pursuant to their Sub-advisory Agreements and except that a Subadviser or its affiliated broker-dealer may execute transactions for the Fund and receive a brokerage commission in connection therewith. In addition, a Subadviser may serve as a discretionary or non-discretionary investment adviser to one or more clients of the Manager and its affiliates and to accounts that are not related to the Manager or its affiliates. Each Sub-advisory Agreement requires the Subadviser to act fairly and equitably in selecting investments and allocating investment opportunities, but no Subadviser is required to provide the Fund with preferential treatment.

The Manager and the Subadvisers
-------------------------------

     The Manager is a wholly owned subsidiary of the Parent, which in turn is owned by its employees and certain non-employee investors. Holding is the general partner of the Parent. No entity owns more than 25% of the equity in the Parent. As a whole, the employees of the Parent and its subsidiaries own in excess of 25% of the equity in the Parent. The following persons are affiliated with both the Manager and the Fund: Messrs. Maisano, Stransky, Crerend and Gwiazdowski and Ms. Bartel.

     Ownership information as to each of the Subadvisers is as follows:

     Bennett Lawrence Management, LLC is controlled by S. Van Zandt Schreiber, the majority owner of that firm.

     Equinox Capital Management, Inc. is controlled by Ronald J. Ulrich, the majority owner of that firm.

     Iridian Asset Management LLC is controlled by Harold Levy and David
Cohen.

     Liberty Investment Management (formerly Eagle Asset Management) is a division of Goldman Sachs Asset Management, which in turn is a subsidiary of Goldman Sachs & Co.

     Mastrapasqua & Associates, Inc. is wholly owned by Frank Mastrapasqua.

     Siphron Capital Management is wholly owned by David Siphron.


The Management Agreement and The Subadvisory Agreements
-------------------------------------------------------

     The Fund has entered into a Management Agreement (the "Management Agreement") with the Manager, and the Manager has entered into Sub-advisory Agreements with each of the Subadvisers. Under the Management Agreement, the Manager (i) selects, evaluates and terminates the Subadvisers and allocates the assets of the Fund among the Subadvisers, (ii) supervises the general investment of Fund assets, (iii) establishes the broad investment strategies for the Fund and (iv) provides the Fund with certain financial, accounting and statistical information for the Fund's prospectuses and registration statements.

     Under the Management Agreement, the Manager receives 0.92% per annum of the average of the daily net asset value of the Fund. From this amount, the Manager pays the following amounts to each of the Subadvisers (expressed as a per annum percentage of the average of the monthly net asset value of the assets of the Fund managed by such Subadviser):



     Bennett Lawrence Management, LLC -       .375%

     Equinox Capital Management, Inc. -       .375%

     Iridian Asset Management LLC -           .375%

     Liberty Investment Management -          .375%

     Mastrapasqua & Associates, Inc. -        .375%

     Siphron Capital Management -             .375%

     For the period from January 2, 1996 (commencement of operations) through December 31, 1996, the Manager received management fees from the Fund totalling $504,328, net of $303,122 in management fees waived in connection with a self-imposed fee waiver. (See "Voluntary Fee Waivers and Expense Limitations" below.) Of that amount, the Manager paid the then-existing sub-advisers as follows:
Bennett Lawrence Management LLC (for the period August 1 to December 31, 1996):
$10,303; Dietche & Field Advisers, Inc.: $98,194; Equinox Capital Management, Inc. (for the period August 1 to December 31, 1996): $54,670; Hudson Capital Advisors (for the period January 2 to July 31, 1996): $55,796; Iridian Asset Management LLC (for the period August 1 to December 31, 1996): $43,086;
Liberty Investment Management (for the period August 1 to December 31, 1996):
$52,080; and Stonehill Capital Management, Inc. (for the period January 2 to July 31, 1996): $17,234.

     The amount of the management fee that will be retained by the Manager may vary according to the allocation of Fund assets among the Subadvisers.

     The Management Agreement with the Manager has been approved by the Trustees, including the Trustees who are not "interested persons" of the Manager under the 1940 Act. The Sub-advisory Agreements with the Subadvisers have been approved by the Trustees, including the Trustees who are not "interested persons" of the appropriate Subadviser. The Management Agreement and each of the Sub-advisory Agreements have been so approved for a period to end on June 30, 1997. They will expire unless, prior to June 30, they are extended by the Trustees or by the holders of a majority of the Fund's outstanding shares. The Board of Trustees, at its meeting scheduled for May 22, 1997, is expected to consider extending these Agreements through June 30, 1998. (If the Agreements are approved by the Trustees prior to June 30, no supplement to this Statement of Additional Information will be added.) Thereafter, it is expected that the Management Agreement and each of the Sub-advisory Agreements with the current Subadvisers will be voted upon by the Trustees on an annual basis.

        Any amendment to the Management Agreement requires the approval of the holders of a majority of the Fund's outstanding shares and of the Trustees. The Management Agreement may be terminated at any time, without penalty, by the Trustees or the holders of a majority of the Fund's outstanding shares upon not more than 60 days written notice to the Manager. The Management Agreement will terminate automatically if it is assigned by the Manager.

     Any amendment to a Sub-advisory Agreement requires the approval of the Manager and the Trustees. The Manager may terminate any Sub-advisory Agreement without penalty at any time, subject to the approval of the Trustees. Each Sub-advisory Agreement will also terminate automatically if it is assigned unless the Manager and the Trustees agree to continue such Agreement.

Voluntary Fee Waivers and Expense Limitations
---------------------------------------------

     The Manager may from time to time, but is not required to, waive all or a portion of the management fee due to it under the Management Agreement. Any voluntary fee waiver by the Manager may be terminated or reduced at any time in the sole discretion of the Manager. Shareholders will be notified of any changes in such fee waivers at the time they become effective. The Manager has committed to waive a portion of its fee for the first two years of operation of the Fund (which ends on January 2, 1998) to the extent necessary to cap overall annual Fund expenses at 1.15% of the average of the daily net asset value of the Fund.

Administrative Services and Distribution Arrangements
-----------------------------------------------------

     Pursuant to a portfolio accounting and administrative services agreement, Van Eck Associates Corporation, 99 Park Avenue, New York, New York 10016, is responsible for providing administrative and accounting functions to the Fund. These functions include certain legal, accounting, regulatory and compliance services, state registration services, corporate secretary and board of trustees administration, tax compliance services and reporting. Van Eck Associates Corporation receives an annual fee, payable monthly, at a per annum percentage of the average daily net asset value of the assets of the Fund. The annual fee is graduated, beginning at .20% of the average daily net assets of the Fund if such assets during the month the fee is calculated are less than $100 million and ending at .12% of the average daily net assets of the Fund if such assets during the month the fee is calculated are equal to or more than $260 million. There is a minimum annual fee of $100,000 payable to Van Eck Associates Corporation. For the period from January 2, 1996 (commencement of operations) through December 31, 1996, Van Eck Associates Corporation received fees of $175,533.
     The Distributor, a wholly owned subsidiary of the Parent, serves as distributor in connection with the offering of the shares and acts as agent in arranging the sale of the shares. The Distributor or its affiliates (other than the Fund) bear the expenses associated with the distribution of the shares, including all advertising and promotional expenses.

Custodian, Transfer Agent, Independent Accountants and Counsel.
--------------------------------------------------------------

     Boston Safe Deposit and Trust Company, One Boston Place, Boston, Massachusetts 02108, (the "Custodian") acts as custodian for the Fund and is responsible for (i) holding all cash assets and portfolio securities of the Fund, (ii) releasing and delivering the Fund's securities as directed by the Fund or the Subadvisers, (iii) collecting all dividends, distributions and other payments due to the Fund and (iv) making all payments due from the Fund. The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians to the extent permitted by and subject to the regulations of the Securities and Exchange Commission.

     DST Systems, Inc., 1004 Baltimore, Kansas City, Missouri 64105-1802, serves as transfer, dividend disbursing and shareholder servicing agent for the Fund.

     Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, are the independent accountants for the Fund.

     Day, Berry & Howard, One Canterbury Green, Stamford, Connecticut 06854, as counsel to the Fund, has rendered opinions on the validity of the Shares which were filed with the Securities and Exchange Commission as an exhibit to the Fund's registration statement. Day, Berry & Howard represents the Parent, the Manager and certain of their affiliates in matters not related to the Fund. In addition, the Retirement Plan for Partners and Employees of Day, Berry & Howard, of which certain members of Day, Berry & Howard are beneficiaries, had invested approximately $9.7 million in the Fund as of January 31, 1997.


                      TRANSACTIONS IN PORTFOLIO SECURITIES

     Each Sub-advisory Agreement provides that the principal objective of each Subadviser in executing portfolio transactions is to achieve the best price and execution available. Most portfolio transactions are expected to be effected in the primary markets, and in assessing best price and execution, the Subadvisers are expected to evaluate a number of considerations, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer selected to execute the transaction and the reasonableness of any commission paid to that broker or dealer.

     As stated in the Prospectus accompanying this Statement of Additional Information, in certain instances, the Fund may enter into directed brokerage arrangements in which it will direct the brokerage for certain securities transactions to be entered into by its Subadvisers to a certain broker-dealer in exchange for that broker-dealer's agreement to pay a portion of the custodian, transfer agent or other administrative fees incurred by the Fund. Directed brokerage transactions will only be executed if, in light of the offsetting reduction in administrative fees to be incurred by the Fund, they represent the best execution and price for that transaction or as good execution and price as would otherwise be available. No directed brokerage arrangement will be effected at any time that the Manager has waived all or a portion of its management fee under the Management Agreement, in accordance with the requirements of the 1940 Act and the rules thereunder.

     In addition to the directed brokerage arrangements described above, the Subadvisers, in assessing best price and execution, are authorized to consider the "brokerage and research services" (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), statistical quotations (particularly the quotations necessary to calculate the Fund's net asset value) and other information provided to the Fund, the Manager or a Subadviser by a specific broker-dealer. Moreover, the Subadvisers are authorized to direct the Fund to pay a commission to a broker-dealer that is greater than the commission which would be paid to another dealer executing the same portfolio transaction if the Trustees, the Manager or such Subadviser determines in good faith that the higher commission is reasonable in light of the brokerage and research services provided by that broker-dealer. For the period from January 2, 1996 (commencement of operations) through December 31, 1996, the Fund paid brokerage commissions totalling $383,941 on purchases and sales of portfolio securities. Of that amount, $57,826, or 15.1%, was paid to broker-dealers providing research services.

     The Trustees from time to time review the brokerage commissions paid by the Fund to determine whether such commissions are reasonable in light of the directed brokerage arrangements described above or in light of the brokerage and research services provided to the Fund by the applicable broker-dealers.

     The Subadvisers may receive brokerage and research services from broker-dealers executing Fund portfolio transactions which primarily benefit one or more other accounts for which the Subadviser exercises investment discretion. The fees of the Subadvisers are not reduced by reason of their receipt of those services.

     The Subadvisers generally do not provide services other than investment management services to the Fund. However, a Subadviser or its affiliated broker-dealer may execute portfolio transactions for the Fund (either for transactions managed by it or for transactions managed by another Subadviser) and may receive a brokerage commission for such transactions in accordance with
Section 17(e) of the 1940 Act and procedures adopted for such transactions by the Trustees pursuant to rules thereunder. No such affiliated brokerage transactions were effected during the period from January 2 through December 31, 1996. Neither a Subadviser nor its affiliated broker-dealer may act as a principal in a transaction involving the Fund.

     In allocating portfolio transactions among broker-dealers, a Subadviser may, but is not required to, consider any sales of shares of the Fund by a particular broker-dealer or its affiliate.



     The Fund may purchase securities of its regular broker-dealers or their parents.

                               SHARES OF THE FUND

     The Fund offers one class of Common Shares. The Fund does not have any securities other than its Common Shares.

     Income dividends will normally be paid on Fund shares on an annual basis in each December or January. Distributions of any capital gains are normally paid annually in December or January. Unless a shareholder has elected to receive dividends and distributions in cash, all dividends and distributions will be reinvested in additional shares of the Fund (at net asset value at the time of reinvestment). Any election may be changed at any time by delivering written notice to the Fund at least ten business days prior to the payment date.

     Shares of the Fund are entitled to one vote per share. Shareholders have the right to vote on the election of the Trustees and on all other matters on which, by law or by the Fund's Declaration of Trust, they may be entitled to vote. There are no cumulative voting rights; accordingly, the holders of more than 50% of the outstanding shares could elect all of the Trustees. The Fund is not required, and does not intend, to hold annual meetings of shareholders under normal circumstances. The Trustees or the shareholders may call special meetings of the Shareholders for action by shareholder vote, including the removal of any or all of the Trustees. Trustees will call a special meeting of shareholders of the Fund upon written request of the holders of at least 10% of the outstanding shares.

     The Fund's shares do not have liquidation rights, preemptive rights or the right to convert to another security. The shares are not subject to further calls or to assessments by the Fund.

                              PURCHASE AND PRICING

     Shares in the Fund are offered through the Distributor on a continuous basis with a minimum initial investment in the Fund of $500,000 and a minimum additional investment of $1,000. These minimums may be waived by the Fund or the Manager in certain circumstances. The shares in the Fund are sold at the net asset value per share next computed after the purchase order is received in proper form by the Transfer Agent.

     As stated above, the shares are sold at net asset value per share. Net asset value per share is determined as of the close of business on the New York Stock Exchange, generally 4:00 p.m. New York time, on each business day. Net asset value per share is equal to the net worth of the Fund (assets minus liabilities) divided by the number of shares outstanding. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission.

     Securities held by the Fund which are traded on a national exchange are valued based on the last quoted sale price on such exchange on or recently before the valuation date (or if the securities are traded on more than one exchange on or recently before the valuation date, the principal exchange that such securities are traded on, as determined by the appropriate Subadviser) or, if there has been no recent sale of securities, at the last bid price. Over-the-counter securities for which market quotations are readily available are valued on the basis of the last sale price or, lacking any sales, at the last quoted bid price. Securities and other investments for which market quotations are not readily available are valued at fair value, as determined in good faith by the appropriate Subadviser and pursuant to procedures established by the Trustees.


                           FEDERAL INCOME TAX STATUS

     The Fund has elected and qualified and intends to qualify each year to be treated as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify as a RIC for any taxable year, the Code requires that, for that taxable year: (i) at least 90% of the Fund's gross income be derived from dividends, interest, payments with respect to securities loans, gains from the disposition of stock, securities and foreign currencies and other income derived from the Fund's business of investing in stock, securities and currencies; (ii) less than 30% of the Fund's gross income be derived from gains from the disposition of stock, securities, options, futures, forward contracts and certain investments in foreign currencies held by the Fund for less than three months; (iii) the Fund distribute at least 90% of its dividend, interest and certain other taxable income ("Investment Company Taxable Income") and 90% of its net tax-exempt interest income; (iv) at the end of each fiscal quarter, at least 50% of the value of the Fund's total assets be maintained in cash, U.S. Government securities, securities of other regulated investment companies and stock or other securities that represent, with respect to any one issuer, no more than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer; and (v) at the end of each fiscal quarter, no more than 25% of the value of the Fund's total assets be invested in the securities (other than those of the U.S. Government or other RICs) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses.

     The Fund is subject to Federal income tax as a corporation on its Investment Company Taxable Income, but, for any year in which the Fund qualifies as a RIC, it is allowed a deduction based on dividends paid to shareholders in computing such amount. If for any year the Fund does not qualify as a RIC, all of its taxable income for the year will be subject to Federal income tax without a deduction for dividends paid to shareholders, and such distributions will be includable in gross income by the shareholders entitled to payment thereof to the extent of the Fund's current and accumulated earnings and profits. The Fund intends to pay sufficient dividends to avoid liability for Federal income tax and accordingly does not expect to incur Federal income tax. It may not, however, be possible for the Fund to avoid this tax for all taxable years.

     If at any time during the last half (July 1 through December 31) of a taxable year of the Fund more than 50 percent of the Fund's outstanding shares are owned, directly or indirectly, by or for not more than five individuals (which for purposes of this analysis includes employee pension and benefit plans like those presently investing in the Fund and certain other entities), the Fund would be a personal holding company ("PHC") under Subchapter G of the Code for such taxable year. For any year that the Fund is a PHC and incurs liability for Federal income tax, the amount of that liability will be computed at the highest rate applicable to corporations. For any year that the Fund is a PHC, it will also be subject to a 39.6% personal holding company tax (in addition to any Federal income tax or other taxes to which it may be subject) on any undistributed personal holding company income. The Fund was a PHC for its 1996 taxable year, but it made sufficient distributions to avoid liability for personal holding company tax. It may not, however, be possible for the Fund to avoid this tax for all taxable years in which it may be a PHC.

     If the Fund qualifies as a RIC but does not meet certain distribution requirements, the Fund will be liable for a 4% non-deductible excise tax on certain undistributed amounts. The Fund intends to comply with those distribution requirements and accordingly does not expect to incur this excise tax. The Fund was a RIC for its 1996 taxable year, but it made sufficient distributions to avoid liability for this excise tax. It may not, however, be possible for the Fund to avoid this tax in all instances.

     The Fund may invest in obligations (such as zero coupon bonds) that are issued with original issue discount ("OID"). OID income is accrued and included in Investment Company Taxable Income even if the Fund does not receive any cash from such obligations. Accordingly, the Fund may need to sell some of its assets in order to satisfy the distribution requirements applicable to RICs.
The Fund may also invest in other investment vehicles, including other RICs, that in turn invest in stock and other securities issued by foreign issuers. Dividends and other income derived from such foreign issuers may be subject to withholding of foreign taxes, which would reduce the amount ultimately received by the Fund.

     Dividends (other than capital gain dividends and exempt-interest dividends) by the Fund, including those distributing any net short-term capital gains, to shareholders subject to Federal income tax thereon will be taxable as ordinary dividend income. Capital gain dividends (distributed from a year's excess of net long-term capital gains over net short-term capital losses) to shareholders subject to Federal income tax thereon will be taxable as long-term capital gains regardless of how long shareholders have held their shares. These provisions apply regardless of whether dividends are distributed in cash or shares. Any loss realized upon the redemption of shares not more than six months from the date of acquisition will be treated as a long-term capital loss to the extent of any capital gain dividends during that six-month period. No loss will be allowed on the sale or exchange of shares of the Fund to the extent the shareholder acquires (including through an automatic reinvestment of dividends), or enters into a contract or option to acquire, other shares or substantially identical stock or securities within the 61-day period starting 30 days before the sale or exchange of the shares sold or exchanged.

     If for any taxable year the Fund complies with certain requirements, corporate shareholders may be entitled to a dividends-received deduction for all, or a portion of, dividends paid by the Fund (other than capital gain dividends) that are attributable to dividends received by the Fund from domestic corporations.

     Within 60 days of the end of the Fund's taxable year, the Fund will notify shareholders of the amounts and tax status of dividends and distributions from the Fund. Under Federal income tax laws, the Fund must report to the Internal Revenue Service (the "IRS") all distributions of taxable income, including capital gains, and gross proceeds from redemptions received by all shareholders not exempt from that requirement. If a shareholder required to provide the Fund with its correct taxpayer identification number or required certification does not do so, or if the IRS notifies the Fund that a shareholder may not be in compliance with the backup withholding rules, the Fund will be required to withhold from such shareholder's distributions and redemption proceeds Federal income tax at a rate of 31%, and amounts paid to the shareholder will be reduced accordingly.

     Dividends and other distributions from the Fund may also be subject to state and local taxes. Shareholders should consult with their tax advisers concerning the state and local tax consequences of investing in the Fund.

     As stated in the Prospectus, shares of the Fund may be acquired in exchange for securities held by an investor which are acceptable to the Fund. If one or more investors were to effect such an in-kind purchase in exchange for 80% or more of the Fund's shares, the Fund's basis for the securities it accepts from an investor could be that investor's basis therefor, and the investor's basis for the Fund's shares acquired in the exchange could be the investor's basis in the securities exchanged therefor. If that basis is less than the fair market value of the securities at the time of the exchange, the potential tax liability of the investor with respect to the sale or other disposition of the Fund's shares acquired in the exchange would be increased, as would the potential tax liability of the Fund or its shareholders with respect to capital gains realized by the Fund in connection with such securities.

     The foregoing is a general and abbreviated discussion of U.S. Federal income tax consequences of investing in the Fund. Non-U.S. investors should consult with their tax advisers concerning the tax consequences of owning shares of the Fund, including the possibility that distributions may be subject to withholding of Federal income tax at a rate of 30% (or a reduced rate if provided by treaty). All investors, including any subject to special income tax treatment applicable to entities of their type, are encouraged to consult with their tax advisers for more information concerning the Federal, foreign, state and local tax rules applicable to ownership and disposition of shares of the Fund by them.

                                PERFORMANCE DATA

Total Return Computations
-------------------------

     The Fund may include in advertisements or sales literature certain total return information. For such purposes, total return equals the total of all income and capital gains paid to holders of shares of the Fund, assuming reinvestment of all distributions, plus (or minus) the change in value of the original investment, expressed as a percentage of the purchase price. For the period beginning with the commencement of the Fund's operations on January 2, 1996 (commencement of operations) and ended on December 31, 1996, the Fund's average total return was 14.3%.

Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        P(1+T)/to the nth power/=ERV

Where:  P       =       a hypothetical initial payment of $1,000
        T       =       average annual total return
        n       =       number of years
        ERV     =       ending redeemable value of a hypothetical $1,000 payment
                        made at the beginning of the 1, 5, or 10 year periods at the end of the year or period;

The calculation assumes all dividends and distributions by the Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

The Fund may also advertise performance in terms of aggregate total return. Aggregate total return for a specified period of time is determined by ascertaining the percentage change in the net asset value of shares of the Fund initially acquired assuming reinvestment of dividends and distributions and without giving effect to the length of time of the investment according to the following formula:

                          [(B-A)/A](100)=ATR

Where:  A       =       initial investment
        B       =       value at end of period
        ATR     =       aggregate total return

Volatility Computations
-----------------------

     As stated in the Prospectus, the Fund may include in advertisements and sales literature certain quantifications of the historical volatility of the performance of the Fund as the standard deviation of such performance. Standard deviation is calculated using a typical standard deviation formula. For the period from January 2, 1996 (commencement of operations) through December 31, 1996, the Fund's standard deviation was 12.15.

Performance Comparisons
-----------------------

     As described in the Prospectus, the Fund may include in advertisements or sales literature comparisons of Fund performance to the performance of other mutual funds having similar structures and/or objectives. Such comparisons may be expressed as a ranking prepared by independent services or publications. In addition, the Fund's performance may be compared to that of various unmanaged indices, including the S&P 500 and the NASDAQ Composite.

                              FINANCIAL STATEMENTS

     The financial statements for the Fund for the period from January 2, 1996 (commencement of operations) through December 31, 1996, with related footnotes, are included in the Fund's Annual Report to Shareholders for the period from January 2, 1996 (commencement of operations) through December 31, 1996, filed with the Securities and Exchange Commission, and are incorporated herein by reference.